                                                                     Exhibit 1.1

                       Southpoint Structured Assets, Inc.
                FHLB Security-Backed Certificates, Series 1997-1

                             Underwriting Agreement

                                  May 19, 1997

Morgan Keegan & Company, Inc.,
 as Representative to the Underwriters
 listed on Schedule I hereto
Morgan Keegan Tower
50 North Front Street
Memphis, Tennessee 38103

Ladies and Gentlemen:

     Southpoint Structured Assets, Inc., a Delaware corporation (the "Company"), proposes to cause the issuance of $7,000,000 aggregate principal amount of its 7.10% FHLB Security-Backed Certificates, Series 1997-1, due April 25, 2007 (the "Certificates"), to be issued under the trust agreement specified in Schedule I hereto (the "Trust Agreement") between the Company and the Trustee identified in such Schedule (the "Trustee") to Morgan Keegan & Company, Inc. and to Dain Bosworth Incorporated (each, an "Underwriter" and together the "Underwriters") for whom Morgan Keegan & Company, Inc. is acting as representative (the "Representative"). Pursuant to the Trust Agreement, the Company and the Trustee will form the FHLB Security-Backed Trust, Series 1997-1 (the "Trust") for the purpose of issuing the Certificates. The Certificates will represent a fractional undivided interest in the Trust and the principal asset of the Trust will consist of a Fixed Rate Bond issued by the Federal Home Loan Banks having an aggregate principal amount of $7,000,000, a coupon of 7.15% and a maturity of April 23, 2007 (the "FHLB Security"). The FHLB Security will be deposited into the Trust by the Company subject to (i) the right of the holder of the Call Warrant to purchase the FHLB Security on any date on or after April 25, 1999 (an "Early Termination Date") at a price of par plus accrued interest to such Early Termination Date (the "Liquidation Price") and (ii) the right of the holder of the Retained Interest to receive on each Distribution Date from payments received on the FHLB Security, a distribution equal to 0.05% per annum multiplied by the principal amount of the FHLB Security. The FHLB Security is sometimes referred to herein as the "Underlying Security." The Call Warrant and the Retained Interest are not subject to this Agreement.

     The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement on Form S-3 (No. 333-09883), relating to certain securities to be issued from time to time by various trusts originated by the Company. The Company also has filed with, or proposes to file with, the Commission pursuant to Rule 424 under the Securities Act a prospectus supplement specifically relating to the Certificates. The registration statement as amended to the date of this Agreement is hereinafter referred to as the "Registration Statement" and the related prospectus in the form first used to confirm sales of the Certificates is hereinafter referred to as the "Basic Prospectus." The Basic Prospectus as supplemented by the prospectus supplement specifically relating to the Certificates in the form first used to confirm sales of the Certificates is hereinafter referred to as the "Prospectus." Any preliminary form of the Prospectus Supplement which has heretofore been filed pursuant to Rule 424, or prior to the effective date of the Registration Statement, pursuant to Rule 402(a) or 424(a) is hereinafter called a "Preliminary Prospectus Supplement." Any reference to "amend," "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed under the Exchange Act after the date of this Agreement, or the date of the Basic Prospectus, any preliminary prospectus or the Prospectus, as the case may be, which are deemed to be incorporated by reference therein.

     The Company hereby agrees with the Underwriters as follows:

       1. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to the several Underwriters, and the Underwriters agree to purchase, severally and not jointly, from the Company, the respective principal amount of Certificates and at the purchase price set forth opposite such Underwriter's name in
Schedule I hereto.

       (b) The Company will deliver the Certificates against payment of the purchase price by the Underwriters at 11:00 a.m., EST, on May 28, 1997, or such later date as the Representative shall designate, which date and time may be postponed by agreement between the Representative and the Company (such date and time of delivery and payment for the Certificates being herein called the "Closing Date"). Delivery of the Certificates shall be made through the services of the Depository Trust Company ("DTC"). Payment of the purchase price shall be made by wire transfer of immediately available funds to an account previously designated to the Underwriters by the Company.

       2. The Company understands that the several Underwriters intend (i) to make a public offering of their respective portions of the Certificates and
(ii) initially to offer the Certificates upon the terms set forth in the Prospectus, and each Underwriter agrees that all such offers and sales by such Underwriter shall be made in compliance with all applicable laws and regulations.

       3. The Company represents and warrants to each Underwriter that:

          (a) The Registration Statement on Form S-3 (No. 333-09883) in respect of the Certificates has been filed with the Commission in the form heretofore delivered or to be delivered and such Registration Statement in such form has been declared effective by the Commission and no stop order suspending the effectiveness of such

     Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission.

          (b) The Certificates meet the requirements for use of Form S-3 under the Securities Act, and the Registration Statement and the Prospectus conform, and any amendments or supplements thereto will conform, in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder, and the Registration Statement, as of the applicable effective date, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, including any amendments or supplements thereto, as of the date of the Prospectus Supplement and as of the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The conditions to the use by the Company of a registration statement on Form S-3 under the Securities Act, as set forth in the General Instructions to Form S-3, have been satisfied with respect to the Registration Statement and the Prospectus.

          (c) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to enter into and perform its obligations under this Agreement and the Trust Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the ownership or lease of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified, considering all such cases in the aggregate, does not have a material adverse effect on the business or properties of the Company.

          (d) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable in accordance with its terms, except that the enforceability hereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and except that rights to indemnification hereunder may be limited by public policy under applicable securities laws.

          (e) The Certificates have been duly authorized by the Company and, when executed, authenticated and delivered in accordance with the Trust Agreement and delivered to the Representative pursuant to this Agreement, such Certificates will have been duly and validly issued and outstanding and will be entitled to the benefits provided by the Trust Agreement; at the Closing Date the Trust Agreement will be duly authorized, executed and delivered by the Company and will constitute a valid and binding agreement of the Company enforceable in accordance with its terms, except that the enforceability thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and at the Closing Date the Trust Agreement and the Certificates will conform in all material respects to the respective descriptions thereof in the Prospectus and the representations and warranties of the Company in the Trust Agreement will be true and correct.

          (f) The issue and sale of the Certificates, the compliance by the Company with all applicable provisions of the Certificates, the Trust Agreement and this Agreement, and the consummation of the transactions herein or therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, mortgage, pledge, charge, security interest or encumbrance (collectively, "Liens") upon any property or assets of the Company pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will any such action result in any violation of the provisions of the Certificate of Incorporation or the by-laws of the Company or of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, notice, approvals, authorization, order, registrations or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Certificates or the consummation by the Company of the other transactions contemplated by this Agreement or the Trust Agreement except such as have been obtained and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Certificates by the Underwriters.

          (g) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company is a party or of which any property of the Company is the subject which, if determined adversely to such person would individually or in the aggregate have a material adverse effect on the financial position, earnings, management, stockholder's equity or results of operations of the Company or which might interfere with or adversely affect the consummation of the transactions contemplated herein or in the Trust Agreement; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

          (h) At the time of execution and delivery of the Trust Agreement, the Company will have good and marketable title to the Underlying Securities being transferred to the Trust pursuant thereto, free and clear of any Liens, and will not have assigned to any person any of its rights, title or interest therein; the Company will have the power and authority to transfer the Underlying Securities to the Trust on the Closing Date and the Trust will have been assigned all right, title and interest held by the Company in and to the Underlying Securities (exclusive of the Call Warrant and the Retained Interest).

          (i) Any taxes, fees and other governmental charges in connection with the execution, delivery and performance of this Agreement, the Trust Agreement and the Certificates have been or will be paid at or prior to the Closing Date.

          (j) The Trust created by the Trust Agreement is not required to be registered under the Investment Company Act of 1940, as amended (the "1940 Act").

     4. The Representative represents and warrants to and agrees with the Company that such Representative will have funds available at First Tennessee Bank in the Representative's account at such bank at the time all documents are executed and the closing of the sale of the Certificates is completed except for the transfer of funds and the delivery of the Certificates. Such funds will be available for immediate transfer into the account of the Company maintained at such bank.

     5. The Company covenants and agrees with each Underwriter as follows:

          (a) to cause the Prospectus to be transmitted to the Commission for filing pursuant to Rule 424(b) under the Securities Act by means reasonably calculated to result in filing with the Commission pursuant to said rule;

          (b) to deliver to the Representative, at the expense of the Company, a signed copy of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits and, during the period mentioned in paragraph (e) below, as many copies of the Prospectus (including all amendments and supplements thereto) as each Underwriter may reasonably request;

          (c) from the date hereof and prior to the Closing Date, to furnish to the Representative a copy of any proposed amendment or supplement to the Registration Statement or the Prospectus, for the Representative's review, and not to file any such proposed amendment or supplement to which the Representative reasonably objects;

          (d) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company or the Trust with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Certificates, and during such same period, to advise the Representative promptly, and to confirm such advice in writing, (i) when any amendment to the Registration Statement shall have become effective, (ii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose, and (iv) of the receipt by the Company or the Trust of any notification with respect to any suspension of the qualification of the Certificates for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to prevent the issuance of any such stop order or notification and, if issued, to obtain as soon as possible the withdrawal thereof;

          (e) if, during such period after the first date of the public offering of the Certificates in the opinion of counsel for the Underwriters a prospectus relating to the Certificates is required by law to be delivered in connection with sales by the Underwriters or dealers, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at the expense of the Company, to the Underwriters and to the dealers (whose names and addressees the Representative will furnish to the Company) to which Certificates may have been sold by the Underwriters and to any other dealers upon request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law;

          (f) to endeavor to qualify the Certificates for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Certificates and to pay all fees and expenses (including fees and disbursements of counsel to the Underwriters) reasonably incurred in connection with such qualification and in connection with the determination of the eligibility of the Certificates for investment under the laws of such jurisdictions as the Representative may designate; provided, however, that the Company shall not be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject;

          (g) to make generally available to its security holders and to the Representative as soon as practicable, but no later than sixteen months after the effective date of the Registration Statement, an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the effective date of the Registration Statement, which shall satisfy the provisions of
     Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder;

          (h) so long as the Certificates are outstanding, to furnish to the Representative copies of all reports or other communications (financial or other) furnished to holders of Certificates, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange;

          (i) to pay all costs and expenses incident to the performance of its obligations hereunder, including without limiting the generality of the foregoing, all costs and expenses (i) incident to the preparation, issuance, execution, authentication and delivery of the Certificates, including any expenses of the Trustee, (ii) incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto), (iii) incurred in connection with the registration or qualification and determination of eligibility for investment of the Certificates under the laws of such jurisdictions as the Underwriters may designate (including fees of counsel for the Underwriters and their disbursements), (iv) in connection with the listing of the Certificates on any stock exchange, (v) related to any filing with National Association of Securities Dealers, Inc., (vi) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, the Trust Agreement and the furnishing to Underwriters and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, as herein provided and (vii) payable to rating agencies in connection with the rating of the Certificates; and

          (j) to file with the Commission within fifteen days of the issuance of the Certificates a Current Report on Form 8-K (for purposes of filing the Trust Agreement).

     6. The several obligations of the Underwriters hereunder shall be subject to the following conditions:

          (a) the representations and warranties of the Company contained herein are true and correct on and as of the Closing Date as if made on and as of the Closing Date and the Company shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

          (b) the Prospectus shall have been filed with the Commission pursuant to Rule 424 within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act; no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representative's satisfaction;

          (c) since the respective dates as of which information is given in the Registration Statement and the Prospectus there shall not have been any material adverse change or any development involving a material adverse change, or any development with respect to the Company, otherwise than as set forth or contemplated in the Prospectus, the effect of which in the judgment of the Underwriters makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Certificates on the terms and in the manner contemplated in the Prospectus;

          (d) the Representative shall have received on and as of the Closing Date a certificate of an executive officer of the Company satisfactory to the Representative to the effect set forth in subsections (a), (b) and (c) of this Section;

          (e) Chapman and Cutler, special counsel for the Company, shall have furnished to the Representative their written opinion, dated the Closing Date, substantially to the effect set forth in Exhibit A;

          (f) Chapman and Cutler, special tax counsel for the Company, shall have furnished to the Representative their written opinion, dated the Closing Date, substantially to the effect set forth in Exhibit B;

          (g) Hamb & Poffenbarger, counsel to the Trustee shall have furnished to the Representative their opinion, dated the Closing Date, substantially to the effect set forth in Exhibit C, in form and substance satisfactory to the Representative;

          (h) the Representative shall have received on and as of the Closing Date an opinion of Chapman and Cutler, counsel to the Underwriters, substantially to the effect set forth in Exhibit D in form and substance satisfactory to the Representative;

          (i) the Certificates shall have been approved for listing on the New York Stock Exchange, subject to official notice of issuance;

          (j) The Certificates shall have been rated "AAA" by Standard & Poor's Ratings Services; and

          (k) on or prior to the Closing Date, the Company shall have furnished to the Representative such further certificates and documents as the Representative shall reasonably request.

     7. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including without limitation the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company by such Underwriter through the Representative expressly for use therein as described in Exhibit E hereto (the "Underwriter Information"); provided that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such losses, claims, damages or liabilities purchased Certificates if such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus is eliminated or remedied in the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) and, if required by law, a copy of the Prospectus (as so amended or supplemented) shall not have been furnished to such person at or prior to the written confirmation of the sale of such Certificates to such person.

     Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person who controls the Company within the meaning of
Section 15 of the Securities Act and Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to the Underwriter Information.

     If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters and such control persons of the Underwriters shall be designated in writing by the Representative and any such separate firm for the Company, its directors, its officers who sign the Registration Statement and such control persons of the Company or authorized representatives shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

     If the indemnification provided for in the first and second paragraphs of this Section 7 is unavailable to an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Certificates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Certificates (before deducting expenses) received by the Company and the total underwriting discounts and the commissions received by the Underwriters bear to the aggregate public offering price of the Certificates. The relative fault of the Company on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Certificates underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligation to contribute pursuant to this Section 9 are several in proportion to the respective principal amount of Certificates set forth opposite their names in Schedule I hereto, and not joint.

     The indemnity and contribution agreements contained in this Section 7 are in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

     The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or any other person controlling the Company and (iii) acceptance of and payment for any of the Certificates.

     8. Notwithstanding anything herein contained, this Agreement may be terminated in the absolute discretion of the Representative, by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange and the National Association of Securities Dealers, Inc., (ii) trading of any securities of or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Representative, is material and adverse and which, in the judgment of the Representative, makes it impracticable to market the Certificates on the terms and in the manner contemplated in the Prospectus.

     9. If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Certificates which it or they have agreed to purchase under this Agreement, and the aggregate principal amount of Certificates which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Certificates, the other Underwriters shall be obligated severally in the proportions that the principal amount of Certificates set forth opposite their respective names in Schedule I hereto bears to the aggregate principal amount of Certificates set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Certificates which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Certificates that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 9 by an amount in excess of one-tenth of such principal amount of Certificates without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Certificates and the aggregate principal amount of Certificates with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Certificates to be purchased, and arrangements satisfactory to the Representative and the Company for the purchase of such Certificates are not made within 36 hours after such default, this Agreement shall terminate without liability on the party of any non-defaulting Underwriter or the Company. In any such case either the

Representative or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     10. If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement or any condition of the Underwriters' obligations cannot be fulfilled, the Company agrees to reimburse the Underwriters or such Underwriter for all out-of-pocket expenses (including the fees and expenses of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering of Certificates.

     11. This Agreement shall inure to the benefit of and be binding upon the Company, the Underwriters, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Certificates from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     12. Any action by the Underwriters hereunder may be taken by the Underwriters jointly or by the Representative alone on behalf of the Underwriters, and any such action taken by the Underwriters jointly or by the Representative alone shall be binding upon the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to each Underwriter shall be given at the address set forth on Schedule I hereof. Notices to the Company shall be given to it at Southpoint Structured Assets, Inc., 50 North Front Street, Memphis, Tennessee 38103, (fax: 901-579-4363); Attention: C. David Ramsey.

     13. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

                                        Very truly yours,

                                        Southpoint Structured Assets, Inc.

                                        By /s/ C. David Ramsey
                                           -------------------------------
                                           C. David Ramsey
                                           President


Accepted:  May 19, 1997

Morgan Keegan & Company, Inc.
 Acting severally on behalf of itself and the Underwriters listed in Schedule I hereto

By: Morgan Keegan & Company, Inc.


By /s/ Jere S. McGuffee
   ------------------------------
   Jere S. McGuffee
   First Vice President

                                  Schedule I

Representative:                        Morgan Keegan & Company, Inc.

Underwriters and Notice
Addresses:                             Morgan Keegan & Company, Inc.
                                       50 North Front Street
                                       Memphis, Tennessee  38103

                                       Dain Bosworth Incorporated
                                       60 South Sixth Street
                                       Minneapolis, Minnesota  55402

Underwriting Agreement
dated:                                 May 19, 1997

Registration Statement No.:            333-09883

Title of Certificates:                 FHLB Security-Backed Certificates, Series 1997-1
                                       $7,000,000 7.10% Certificates due April 25, 2007

Underlying Securities:                 $7,000,000 7.15% Federal Home Loan Banks ("FHLB")
                                       Fixed Rate Bonds due April 23, 2007 subject to the Call
                                       Warrant and exclusive of the Retained Interest.

Aggregate Principal Amount:            $7,000,000 Certificates

Price to each Underwriter:             Morgan Keegan & Company, Inc.:  $3,920,000 (98% of
                                       $4,000,000 principal amount of Certificates)

                                       Dain Bosworth Incorporated:  $2,940,000 (98% of
                                       $3,000,000 principal amount of Certificates)

Trust Agreement:                       Standard Terms for Trust Agreements, dated as of
                                       November 1, 1996, as supplemented by the Series
                                       Supplement, dated as of May 28, 1997, between the
                                       Company and Bank One, West Virginia, N.A., as Trustee

Maturity:                              April 25, 2007

Interest Rate:                         7.10%

Interest Payment Dates:                April 25 and October 25

Early Termination
Provisions:                            The Certificates may be paid in full on any date on or after
                                       April 25, 1999 in an amount equal to par plus accrued
                                       interest


Closing Date and Time of
Delivery:                              May 28, 1997, 11:00 a.m. (EST)

Closing Location:                      Offices of Chapman and Cutler, 111 West Monroe Street,
                                       Chicago, Illinois 60603

                                   Exhibit A

                        [Chapman and Cutler Letterhead]

                                     [Date]

Southpoint Structured Assets, Inc.
50 North Front Street
Memphis, Tennessee  38103

Morgan Keegan & Company, Inc.
Morgan Keegan Tower
50 North Front Street
Memphis, Tennessee  38103

Dain Bosworth Incorporated
60 South Sixth Street
Minneapolis, Minnesota  55402

New York Stock Exchange, Inc.
20 Broad Street
New York, New York  10005

     Re:
                      Southpoint Structured Assets, Inc.
               FHLB Security-Backed Certificates, Series 1997-1
               ------------------------------------------------

Ladies and Gentlemen:

     We have acted as special counsel to Southpoint Structured Assets, Inc. (the "Company") in connection with the issuance and sale of FHLB Security-Backed Certificates, Series 1997-1 (the "Certificates") pursuant to a Standard Terms for Trust Agreements, dated as of November 1, 1996 as supplemented by the Series Supplement, dated as of May 28, 1997 (the "Trust Agreement"), between the Company and Bank One, West Virginia, N.A., as trustee (the "Trustee").

     The Certificates will be issued by the FHLB Security-Backed Trust, Series 1997-1 (the "Trust"). The Certificates will represent a fractional undivided interest in the Trust and the principal asset of the Trust will consist of Fixed Rate Bonds issued by the Federal Home Loan Banks having an aggregate principal amount of $7,000,000, a coupon of 7.15% and a maturity of April 23, 2007 (the "FHLB Security"). The FHLB Security will be deposited into the Trust by the Company subject to (i) the right of the holder of the Call Warrant to purchase the FHLB Security on any date on or after April 25, 1999 (an "Early Termination

Date") at a price of par plus accrued interest to such Early Termination Date (the "Liquidation Price") and (ii)the right of the holder of the Retained Interest to receive on each Distribution Date from payments received on the FHLB Security, a distribution equal to 0.05% per annum multiplied by the principal amount of the FHLB Security. The FHLB Security is sometimes referred to herein as the "Underlying Security."

     The Certificates are included in a Registration Statement on Form S-3 (File No. 333-09883) filed by the Company with the Securities and Exchange Commission (the "Commission") on August 9, 1996, as amended by Amendment No. 1 to Registration Statement filed on October 1, 1996, Amendment No. 2 to Registration Statement filed on October 21, 1996 and Amendment No. 3 to Registration Statement filed on November 13, 1996 and declared effective on November 15, 1996 (as amended as of the date hereof, the "Registration Statement"), and were offered by the prospectus dated November 15, 1996, as supplemented by the prospectus supplement dated May 19, 1997 (together, the "Prospectus"), filed with the Commission pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act").

     The Company will cause the issuance of the Certificates to Morgan Keegan & Company, Inc. and Dain Bosworth Incorporated (the "Underwriters") pursuant to an Underwriting Agreement, dated May 19, 1997, between the Company and the Underwriters (the "Underwriting Agreement"; the Trust Agreement and the Underwriting Agreement are collectively referred to herein as the "Agreements"). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreements. This opinion letter is rendered pursuant to Section 6(e) of the Underwriting Agreement.

     In arriving at the opinion expressed below, we have examined and relied on the following documents:

            (a)  executed copies of the Agreements;

            (b)  the Certificate of Incorporation and By-Laws of the Company;

            (c) good standing certificate from the Secretary of State of the State of Delaware concerning the Company;

            (d) resolutions adopted by the Board of Directors of the Company by written unanimous consent, authorizing, among other things, the issuance of the Certificates;

            (e) the President's Certificate executed by the President of the Company, authorizing, among other things, the issuance of the Certificates;

            (f)  the Registration Statement;

            (g)  the Prospectus;

            (h)  the forms of the Certificates; and

            (i) the documents delivered by the Company on the Closing Date pursuant to the Agreements.

     In addition, we have examined and relied, as to factual matters, on the representations of the Company in the Agreements and on originals or copies certified or otherwise identified to our satisfaction of all such corporate records of the Company and such other instruments and other certificates of public officials, officers and representatives of the Company and the Trustee, and we have made such investigations of law, as we have deemed appropriate as a basis for the opinion expressed below.

     Based upon such examination and having regard for legal considerations which we deem relevant, we are of the following opinion:

            1. The Registration Statement has become effective under the Act, and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and not withdrawn, and no proceedings for that purpose have been instituted or threatened under
     Section 8(d) of the Act.

            2. The Registration Statement, as of the date it became effective, and the Prospectus, as of the date of the Prospectus Supplement, other than any financial or statistical information contained therein as to which we express no opinion, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations thereunder.

            3. To our knowledge, there are no material contracts, indentures, or other documents of a character required to be described or referred to in either the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed as exhibits thereto.

            4. The Certificates, when validly authorized, duly executed, authenticated, issued and delivered in accordance with the Trust Agreement, will be entitled to the benefits of the Trust Agreement.

            5. The statements set forth in the Prospectus under the headings "Description of the Certificates" and "Description of the Trust Agreement," insofar as such statements purport to summarize certain provisions of the Certificates and the Trust Agreement, are correct in all material respects. The statements set forth in the Prospectus under the headings "Federal Income Tax Consequences," and "ERISA Considerations," to the extent that they constitute matters of federal law or legal conclusions with respect thereto, while not purporting to discuss all possible consequences of investment in the Certificates, are correct in all material respects with respect to those consequences or matters that are discussed therein.

            6. The Trust created by the Trust Agreement is not required to be registered under the Investment Company Act of 1940, as amended.

            7. The Company is duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has the requisite power and authority, corporate or other, to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations under the Agreements and the Certificates.

            8. The Certificates have been duly authorized by the Board of Directors of the Company.

            9. The Trust Agreement has been duly qualified under the Trust Indenture Act of 1939, as amended.

            10. Each of the Agreements has been duly authorized, executed and delivered by the Company and, upon due authorization, execution and delivery by the other parties thereto, each will constitute a valid, legal and binding agreement of the Company, enforceable against the Company in accordance with its terms subject to: (1) limitations imposed by bankruptcy, insolvency, reorganization, arrangement, moratorium or other laws relating to or affecting the enforcement of creditors' rights generally; (2) general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law; and
     (3) rights to indemnification which may be limited by applicable law or equitable principles or otherwise unenforceable as against public policy.

     In addition, we have participated in conferences with your representatives concerning the Registration Statement and the Prospectus and have considered the matters required to be stated therein and the statements contained therein, although we have not independently verified the accuracy, completeness or fairness of such statements (except as described in paragraph 5 above). Based upon and subject to the foregoing, nothing has come to our attention to cause us to believe that the Registration Statement (excluding any exhibits filed therewith), as of the date it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the date of the Prospectus Supplement and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that we have not been requested to and we do not make any comment in this paragraph with respect to the financial statements, schedules and other financial and statistical information contained in the Registration Statement or the Prospectus).

     With your permission we have assumed the following: (a) the authenticity of original documents and the genuineness of all signatures; (b) the conformity to the originals of all documents submitted to us as copies; (c) the truth, accuracy and completeness of the information, factual matters, representations and warranties contained in the records, documents, instruments and certificates we have reviewed; and (d) except as specifically covered in the opinions set forth above, the due authorization, execution and delivery on behalf of the respective parties thereto of documents referred to herein and the legal, valid and binding effect thereof on such parties.

     Whenever a statement herein is qualified by the phrase "to our knowledge," it is intended to indicate that, during the course of our representation of the Company, no information that would give us current actual knowledge of the inaccuracy of such statement has come to the attention of those attorneys currently in this firm who have rendered legal services in connection with this opinion letter. However, we have not undertaken any independent investigation to determine the accuracy of any such statement, and any limited inquiry undertaken by us during the preparation of this opinion letter should not be regarded as such an investigation; no inference as to our knowledge of any matters bearing on the accuracy of any such statement should be drawn from the fact of our representation of the Company.

     With respect to our opinion set forth in paragraph 2, in passing on the form of Registration Statement and the Prospectus, we have necessarily assumed the correctness and completeness of the statements made therein.

     This opinion letter is solely for your benefit and may not be relied upon or used by, circulated, quoted or referred to, nor may copies hereof be delivered to, any other person without our prior written approval. We disclaim any obligation to update this opinion letter for events occurring or coming to our attention after the date hereof.

                                     Respectfully submitted,



                                     CHAPMAN AND CUTLER

                                   EXHIBIT B

                        [CHAPMAN AND CUTLER LETTERHEAD]

                                     [Date]

Southpoint Structured Assets, Inc.
50 North Front Street
Memphis, Tennessee  38103

Morgan Keegan & Company, Inc.
Morgan Keegan Tower
50 North Front Street
Memphis, Tennessee  38103

Dain Bosworth Incorporated
60 South Sixth Street
Minneapolis, Minnesota  55402

Standard & Poors Ratings Services
25 Broadway, 21st Floor
New York, New York  10004

     Re:                  Southpoint Structured Assets, Inc.
                  FHLB Security-Backed Certificates, Series 1997-1
                  ------------------------------------------------

Ladies and Gentlemen:

     We have acted as special counsel to Southpoint Structured Assets, Inc. (the "Company") in connection with the issuance and sale of FHLB Security-Backed Certificates, Series 1997-1 (the "Certificates") pursuant to a Standard Terms for Trust Agreements, dated as of November 1, 1996 as supplemented by the Series Supplement, dated as of May 28, 1997 (the "Trust Agreement"), among the Company and Bank One, West Virginia, N.A., as trustee (the "Trustee").

     The Certificates will be issued by the FHLB Security-Backed Trust, Series 1997-1 (the "Trust") to be formed pursuant to the Trust Agreement. The Certificates will represent a fractional undivided interest in the Trust and the principal asset of the Trust will consist of Fixed Rate Bonds issued by the Federal Home Loan Banks ("FHLB") having an aggregate principal amount of $7,000,000, a coupon of 7.15% and a maturity of April 23, 2007 (the "FHLB Security"). The FHLB Security will be deposited into the Trust subject to
(i) the right of the holder of the Call Warrant to purchase the FHLB Security on any date on or after April 25, 1999 (an "Early Termination Date") at a price of par plus accrued interest to such Early Termination Date (the "Liquidation Price") and
(ii) the right of the holder of the Retained Interest to receive on each Distribution Date from payments received on the FHLB Security, a distribution equal to 0.05% per annum multiplied by the principal amount of the FHLB Security. The FHLB Security is sometimes referred to herein as the "Underlying Security." The Trustee will hold legal title to the Underlying Security and other assets of the Trusts for the benefit of the Certificateholders, but will have no power to reinvest proceeds attributable to the Underlying Security or other assets of the Trusts or to vary investments in the Trusts in any manner.

     The Certificates are included in a Registration Statement on Form S-3 (File No. 333-09883) filed by the Company with the Securities and Exchange Commission (the "Commission") on August 9, 1996, as amended by Amendment No. 1 to Registration Statement filed on October 1, 1996, Amendment No. 2 to Registration Statement filed on October 21, 1996 and Amendment No. 3 to Registration Statement filed on November 13, 1996 and declared effective on November 15, 1996 (as amended as of the date hereof, the "Registration Statement"), and were offered by the prospectus dated November 15, 1996, as supplemented by the prospectus supplement dated May 19, 1997 (together, the "Prospectus"), filed with the Commission pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act").

     The Company will cause the issuance of the Certificates to Morgan Keegan & Company, Inc. and Dain Bosworth Incorporated (the "Underwriters") pursuant to an Underwriting Agreement, dated May 19, 1997, between the Company and the Underwriters (the "Underwriting Agreement"; the Trust Agreement and the Underwriting Agreement are collectively referred to herein as the "Agreements"). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreements. This opinion letter is rendered pursuant to Section 6(f) of the Underwriting Agreement.

     In arriving at the opinion expressed below, we have examined and relied on the following documents each of which we have assumed has been duly and validly authorized, executed and delivered by all parties thereto other than the
Company:

            (a)  executed copies of the Agreements;

            (b)  the Prospectus;

            (c)  the forms of the Certificates; and

            (d) the documents delivered by the Company on the Closing Date pursuant to the Agreements.

     In addition, we have relied, as to factual matters, on the representations of the Company in the Agreements and on originals or copies certified or otherwise identified to our satisfaction of all such corporate records of the Company and such other instruments and other certificates of public officials, officers and representatives of the Company and the

Trustee, without any investigation thereof. However, we have made such investigations of law, as we have deemed appropriate as a basis for the opinion expressed below. Our opinion is subject to the qualification that facts different from those set forth in the Agreements and all such instruments or certificates may affect or prevent us from rendering an opinion as expressed herein.

     Our opinion is based on current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Regulations promulgated thereunder, published pronouncements of the Internal Revenue Service, and case law, any of which may be changed at any time with retroactive effect. Further, you should be aware that opinions of counsel are not binding on the Internal Revenue Service or the courts. We note that the Company has not requested a ruling from the Internal Revenue Service as to the matters covered by our opinion. We express no opinion either as to any matters not specifically covered by the following opinion or as to the effect on the matters covered by this opinion of the laws of any other jurisdictions. Additionally, we undertake no obligation to update this opinion in the event there is either a change in the legal authorities, facts, including the taking of any action by any party to any of the transactions described in the Prospectus pursuant to any opinion of counsel as required by any of the documents relating to such transactions, or documents on which this opinion is based, or an inaccuracy in any of the representations or warranties upon which we have relied in rendering this opinion.

     On the basis of the foregoing and in reliance thereon and our consideration of such other matters of fact and questions of law as we have deemed necessary, and assuming continuing compliance with the Trust Agreement, we are of the opinion that:

            (i) subject to the qualifications referred to herein, for Federal income tax purposes, each Trust create under the Trust Agreement will be treated as a grantor trust under Subpart E, Part I, of Subchapter J of the Code and not as an association taxable as a corporation under the Code, and under Section 671 of the Code, each Certificate holder will be treated as the owner of a pro rata interest in the property of the corresponding Trust; and,

            (ii) the applicable statements contained in the Prospectus Supplement, under the caption "Federal Income Tax Consequences," while not purporting to discuss all possible federal income tax consequences of an investment in Certificates, is materially accurate with respect to those tax consequences which are discussed.

     We hereby consent to the filing of this opinion letter as an Exhibit to the Registration Statement and to the references to our firm under the captions "Federal Income Tax Consequences" and "Legal Opinions" in the Prospectus without admitting that we are "experts" within the meaning of the Act, and the rules and regulations thereunder, with respect to any part of the Registration Statement.

                                     Respectfully submitted,



                                     Chapman and Cutler
JDBerry/JMTrofa

                                  Exhibit C

                        [Counsel to Trustee Letterhead]

                               __________, 199__

Southpoint Structured Assets, Inc.
50 North Front Street
Memphis, Tennessee  38103

Bank One, West Virginia, N.A.
707 Virginia Street East
Charleston, West Virginia  25301

Morgan Keegan & Company, Inc.
Morgan Keegan Tower
50 North Front Street
Memphis, Tennessee  38103

Dain Bosworth Incorporated
60 South Sixth Street
Minneapolis, Minnesota  55402

Ladies and Gentlemen:

     We have acted as special counsel to Bank One, West Virginia, N.A. in its capacity as trustee (the "Trustee") in connection with the issuance and sale by the Company of FHLB Security-Backed Certificates, Series 1997-1 (the "Certificates") pursuant to a Standard Terms for Trust Agreements, dated as of November 1, 1996 as supplemented by the Series Supplement, dated as of May 28, 1997 (the "Trust Agreement"), among the Company and the Trustee.

     Based on the foregoing and subject to the qualifications and matters of reliance set forth herein, it is our opinion that:

          1. The Trustee is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America, with full corporate and trust power and authority to conduct its business and affairs as a Trustee.

          2. The Trustee has full corporate power and authority to execute and deliver the Trust Agreement and the Certificates and to perform its obligations thereunder.

          3. The Trustee has duly accepted the office of trustee under the Trust Agreement.

          4. The Trustee has duly authorized, executed, issued and delivered the Trust Agreement and has duly and validly authorized, executed, issued, delivered and authenticated the Certificates as the Trustee.

          5. The Trust Agreement constitutes the legal, valid and binding agreements of the Trustee, enforceable against the Trustee in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights of creditors generally and by general principles of equity and the discretion of the court, regardless of whether such enforcement is considered in a proceeding in equity or at law, and except as enforceability may be determined according to or limited by the laws of jurisdictions other than those specified below.

     In rendering the foregoing opinion, we have assumed that the Trust Agreement has been duly authorized, executed and delivered by the other parties thereto and are valid, legal, binding and enforceable obligations of such parties.

     We express no opinion as to any matter other than as expressly set forth above, and, in conjunction therewith, we specifically express no opinion as to the status of the Certificates or the Trust Fund under any federal or state securities laws, including, but not limited to, the Securities Act of 1933, as amended, the Trust Indenture Act of 1939, as amended, and the Investment Company Act of 1940, as amended.

     This opinion is as of the date hereof and we undertake no, and disclaim any, obligation to advise you of any change in any matter set forth herein. This opinion has been furnished to you at your request in connection with the transactions described herein, and it may not be relied upon by you for any other purpose or by any other person without our prior written consent.

     We are admitted to practice law under the laws of the State of West Virginia and the opinion set forth above is limited to the laws of the State of West Virginia and the laws of the United States of America.

                                     Very truly yours,

                                     [Counsel to the Trustee]

                                   Exhibit D

                    [Counsel to the Underwriter Letterhead]

                               __________, 199__

Morgan Keegan & Company, Inc.
Morgan Keegan Tower
50 North Front Street
Memphis, Tennessee  38103

Dain Bosworth Incorporated
60 South Sixth Street
Minneapolis, Minnesota  55402

     Re:              Southpoint Structured Assets, Inc.
               FHLB Security-Backed Certificates, Series 1997-1

Ladies and Gentlemen:

     We have acted as counsel to Morgan Keegan & Company, Inc. and Dain Bosworth Incorporated (the "Underwriters") in connection with the sale by Southpoint Structured Assets, Inc., a Delaware corporation (the "Company"), and the purchase by the Underwriters pursuant to an underwriting agreement dated May 19, 1997 (the "Underwriting Agreement") of certificates entitled FHLB Security-Backed Certificates, Series 1997-1 (the "Certificates"). The Certificates are issued pursuant to a Standard Terms for Trust Agreements, dated as of November 1, 1996, as amended by a Series Supplement, dated as of May 28, 1997 (the "Trust Agreement") between the Company and Bank One, West Virginia as trustee (the "Trustee"). The Certificates will be issued by the FHLB Security-Backed Trust, Series 1997-1 (the "Trust") to be formed pursuant to the Trust Agreement. The Certificates will represent a fractional undivided interest in the Trust and the principal asset of the Trust will consist of Fixed Rate Bonds issued by the Federal Home Loan Banks having an aggregate principal amount of $7,000,000, a coupon of 7.15% and a maturity of April 23, 2007 (the "FHLB Security"). The FHLB Security will be deposited by the Company into the Trust subject to (i) the right of the holder of the Call Warrant to purchase the FHLB Security on any date on or after April 25, 1999 (an "Early Termination Date") at a price of par plus accrued interest to such Early Termination Date (the "Liquidation Price") and (ii) the right of the holder of the Retained Interest to receive on each Distribution Date from payments received on the FHLB Security, a distribution equal to 0.05% per annum multiplied by the principal amount of the FHLB Security. The FHLB Security is sometimes referred to herein as the "Underlying Security." Capitalized terms used, but not defined herein, shall have the meanings assigned to such terms in the Trust Agreement.

     The Certificates are included in a Registration Statement on Form S-3 (File No. 333-09883) filed by the Company with the Securities and Exchange Commission (the "Commission") on August 9, 1996, as amended by Amendment No. 1 to Registration Statement filed on October 1, 1996, Amendment No. 2 to Registration Statement filed on October 21, 1996 and Amendment No. 3 to Registration Statement filed on November 13, 1996 and declared effective on November 15, 1996 (as amended as of the date hereof, the "Registration Statement"), and were offered by the prospectus dated November 15, 1996, as supplemented by the prospectus supplement dated May 19, 1997 (together, the "Prospectus"), filed with the Commission pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act").

     We have examined such documents and records as we deemed appropriate, including the following:

          1. Copy of the Certificate of Incorporation of the Company and all amendments thereto, certified by the Secretary of State of the State of Delaware to be a true and correct copy.

          2. Copy of the By-Laws of the Company certified by the Secretary of the Company to be a true and correct copy.

          3. Certificate of the Secretary of State of the State of Delaware, dated as of recent date, to the effect that the Company is in good standing under the laws of the State of Delaware.

          4. Copy of resolutions adopted by the Board of Directors of the Company in connection with the authorization, issuance and sale of the Certificates, certified by the Secretary of Company to be a true and correct copy.

          5. Officer's Certificate of the Company pursuant to Section 6(d) of the Underwriting Agreement.

          6. Signed copy of the Underwriting Agreement.

          7. Signed copy of the Trust Agreement.

          8. Specimens of the Certificates.

          9. Signed copies of the Company's registration statement (File
     No. 333-9883) on Form S-3 filed by the Company with the Securities and Exchange Commission relating to Trust Certificates (the registration statement in the form in which it became effective being hereinafter called the "Registration Statement").

          10. The final form of a prospectus dated November 15, 1996 (the "Basic Prospectus").

          11. The final form of a supplement dated May 19, 1997 to the Basic Prospectus relating specifically to the Certificates (the "Prospectus Supplement"; the Basic Prospectus and Prospectus Supplement are herein collectively referred to as the "Prospectus.")

     Based upon the foregoing, we are of the opinion that:

               (a) The Registration Statement has become effective under the Securities Act of 1933, as amended (the "Act"), and, to the best of our knowledge and information, no proceedings for a stop order have been instituted or are threatened under Section 8(d) of the Act.

               (b) The Registration Statement as of its effective date and the Prospectus as of the date of the Prospectus Supplement, other than the numerical, financial and statistical data contained therein, as to which we express no opinion, comply as to form in all material respects with the requirements of the Act and the rules thereunder.

               (c) The Underwriting Agreement has been duly and validly authorized, executed and delivered by the Company.

               (d) The Trust Agreement has been duly and validly authorized, executed and delivered by the Company and, assuming that it has been duly and validly authorized, executed and delivered by the other parties thereto, constitutes a valid, legal and binding agreement of the Company, enforceable against the Company in accordance with its terms subject to bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and, as to enforceability, to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

               (e) The Certificates, assuming that they have been duly and validly authorized, executed and issued by the Trustee, will, when authenticated as specified in the Trust Agreement and delivered to the Underwriters pursuant to the Underwriting Agreement, be entitled to the benefits of the Trust Agreement.

               (f) Trust Fund is not required to be registered under the Investment Company Act of 1940, as amended.

     We have endeavored to see that the Registration Statement and the Prospectus comply with the Act and the rules and regulations of the Securities and Exchange Commission thereunder relating to registration statements on Form S-3 and related prospectuses, but we cannot, of course, make any representation to you as to the accuracy or completeness of statements of fact contained in the Registration Statement or Prospectus. Nothing, however, has come to our attention that would lead us to believe that the Registration Statement at the time it became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of the date of the Prospectus Supplement and at the date hereof contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than the numerical, financial and statistical data contained in the Registration Statement or the Prospectus, as to which we express no opinion).

     This opinion is for your benefit only and is not to be relied upon by any other person.

                                     Respectfully submitted,



                                     Chapman and Cutler

                                   Exhibit E

                            Underwriter Information

     The text set forth in the Prospectus Supplement under the heading "Plan of Distribution" and in the second paragraph therein.